UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 28, 2011 (January 26, 2011)
VANGUARD HEALTH SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	333-71934	62-1698183

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

20 Burton Hills Boulevard, Suite 100, Nashville, Tennessee	37215

(Address of principal executive offices)	(Zip Code)
Registrant’s Telephone Number, including area code (615) 665-6000
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.
Senior Notes Indenture
On January 26, 2011, Vanguard Health Holding Company II, LLC (“VHS Holdco II”) and Vanguard Holding Company II, Inc. (together with VHS Holdco II, the “Senior Notes Issuers”), and subsidiaries of Vanguard Health Systems, Inc. (“Vanguard”), entered into an Indenture among the Senior Notes Issuers, Vanguard, the other guarantors named therein and U.S. Bank National Association, as trustee (the “Senior Notes Indenture”), under which the Senior Notes Issuers issued (the “Senior Notes Offering”) $350.0 million aggregate principal amount of 7.750% Senior Notes due 2019 (the “Senior Notes”), which are guaranteed on a senior basis by Vanguard, Vanguard Health Holding Company I, LLC (“VHS Holdco I”) and certain subsidiaries of VHS Holdco II. The guarantee by Vanguard is being provided as a holding company guarantee solely for purposes of allowing the Senior Notes Issuers to satisfy their reporting obligations under the Senior Notes Indenture governing the notes by furnishing financial information relating to Vanguard.
The Senior Notes are the Senior Notes Issuers’ unsecured senior obligations and: (i) rank pari passu in right of payment with any existing and future senior unsecured indebtedness of the Senior Notes Issuers, including the Senior Notes Issuers’ 8.0% senior unsecured notes due February 2018; (ii) rank senior in right of payment to all existing and future subordinated indebtedness of the Senior Notes Issuers; (iii) are effectively subordinated in right of payment to any secured indebtedness of the Senior Notes Issuers (including indebtedness under the Credit Agreement, dated January 29, 2010, among VHS Holdco II, VHS Holdco I, the lenders from time to time party thereto, Bank of America, N.A., as Administrative Agent, and the other parties thereto) to the extent of the value of the assets securing such indebtedness; and (iv) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of any subsidiary of any Senior Notes Issuer that is not a guarantor of the Senior Notes.
The Senior Notes are redeemable, in whole or in part, at any time: (i) on or after February 1, 2014, at a redemption price equal to 105.813% of the principal amount thereof; (ii) on or after February 1, 2015, at a redemption price equal to 103.875% of the principal amount thereof; (iii) on or after February 1, 2016, at a redemption price equal to 101.938% of the principal amount thereof and (iv) on or after February 1, 2017 and thereafter, at a redemption price equal to 100.000% of the principal amount thereof. In addition, the Senior Notes Issuers may redeem up to 35% of the aggregate principal amount of the Senior Notes at any time on or prior to February 1, 2014 with the net cash proceeds from certain equity offerings at a price equal to 107.750% of the principal amount thereof, together with accrued and unpaid interest and additional interest, if any. The Senior Notes Issuers may also redeem some or all of the notes before February 1, 2014 at a redemption price equal to 100% of the principal amount thereof plus a “make-whole” premium, together with accrued and unpaid interest and additional interest, if any, thereon. Upon the occurrence of certain change of control events, the Senior Notes Issuers must offer to purchase the Senior Notes at 101% of their principal amount, plus accrued and unpaid interest and additional interest, if any thereon.
The Senior Notes were sold in a private placement in reliance on exemptions from registration under the Securities Act of 1933, as amended. The Senior Notes bear interest at 7.750% per annum and mature on February 1, 2019. Interest is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2011, to holders of record at the close of business on January 15 and July 15, as the case may be, immediately preceding each such interest payment date.
The Senior Notes Indenture contains restrictive covenants that limit, among other things, the ability of the Senior Notes Issuers and certain of their restricted subsidiaries, to incur additional indebtedness or issue certain preferred stock, pay dividends on or make other distributions or repurchase capital stock or make other restricted payments, make investments, limit dividends or other payments by restricted subsidiaries to VHS Holdco II or other restricted subsidiaries, create liens on pari passu or subordinated indebtedness without securing the Senior Notes, sell certain assets or merge with or into other companies or otherwise dispose of all or substantially all of any such entity’s assets, enter into certain transactions with affiliates and designate their subsidiaries as unrestricted subsidiaries. The Senior Notes Indenture also contains customary events of default, including the failure to make timely payments on the Senior Notes or other material indebtedness, the failure to satisfy certain covenants and specified events of bankruptcy and insolvency.
The foregoing summary is qualified in its entirety by reference to the Senior Notes Indenture, a copy of which is filed as Exhibit 4.1 to this Current Report on Form 8-K.
Senior Discount Notes Indenture
On January 26, 2011, Vanguard entered into an Indenture between itself and U.S. Bank National Association, as trustee (the “Senior Discount Notes Indenture”), under which Vanguard issued (the “Senior Discount Notes Offering”) $747,219,0000 aggregate principal amount at maturity (approximately $444.7 million in gross proceeds) of 10.375% Senior Discount Notes due 2016 (the “Senior Discount Notes”). The Senior Discount Notes are not guaranteed by any of Vanguard’s subsidiaries.
The Senior Discount Notes are Vanguard’ unsecured senior obligations and: (i) rank pari passu in right of payment with all existing and future indebtedness of Vanguard that is not, by its terms, expressly subordinated in right of payment to the Senior Discount Notes; (ii) rank senior in right of payment to any future indebtedness of Vanguard that is, by its terms, expressly subordinated in right of payment to the Senior Discount Notes; (iii) are effectively subordinated in right of payment to any secured indebtedness of Vanguard to the extent of the assets securing such indebtedness; and (iv) are structurally subordinated in right of payment to all existing and future indebtedness and other liabilities of all subsidiaries of Vanguard.
The Senior Discount Notes are redeemable, in whole or in part, at any time: (i) on or after February 1, 2013, at a redemption price equal to 105.000% of the accreted value thereof; (ii) on or after February 1, 2014, at a redemption price equal to 102.500% of the accreted value thereof; and (iii) on or after February 1, 2015 and thereafter, at a redemption price equal to 100.000% of the accreted value thereof. In addition, Vanguard is required to redeem the Senior Discount Notes with the net proceeds from certain qualified equity issuances at a price equal to 105.000% of the accreted value thereof at any time prior to February 1, 2013 and at the redemption prices specified earlier in this paragraph at any time on or after February 1, 2013, in each case, plus accrued and unpaid interest, if any, to the repurchase date. Vanguard may also redeem some or all of the Senior Discount Notes before February 1, 2013, at a redemption price equal to 100% of the accreted value thereof plus a “make-whole” premium, together with accrued and unpaid interest and additional interest, if any, thereon. Upon the occurrence of certain change of control events, Vanguard must offer to purchase the Senior Discount Notes at 101% of their accreted value, plus accrued and unpaid interest, if any.
The Senior Discount Notes were sold in a private placement in reliance on exemptions from registration under the Securities Act of 1933, as amended. The Senior Discount Notes had an initial accreted value of $602.23 per $1,000 stated principal amount at maturity and were issued at a price of $595.08 per $1,000 stated principal amount at maturity. No cash interest accrues on the Senior Discount Notes. The Senior Discount Notes accrete at a rate of 10.375% per annum, compounded semi-annually on February 1 and August 1 of each year, such that the accreted value equals the stated principal amount at maturity on February 1, 2016.
The Senior Discount Notes Indenture contains restrictive covenants that limit, among other things, the ability of Vanguard and certain of its restricted subsidiaries, to incur additional indebtedness or issue certain preferred stock, pay dividends on or make other distributions or repurchase capital stock or make other restricted payments, make investments, limit dividends or other payments by restricted subsidiaries to Vanguard or other restricted subsidiaries, create liens on pari passu or subordinated indebtedness without securing the notes, sell certain assets or merge with or into other companies or otherwise dispose of all or substantially all of any such entity’s assets, enter into certain transactions with affiliates and designate Vanguard’s subsidiaries as unrestricted subsidiaries. The Senior Discount Notes Indenture also contains customary events of default, including the failure to make timely payments on the Senior Discount Notes or other material indebtedness, the failure to satisfy certain covenants and specified events of bankruptcy and insolvency.
The foregoing summary is qualified in its entirety by reference to the Senior Discount Notes Indenture, a copy of which is filed as Exhibit 4.2 to this Current Report on Form 8-K.
Senior Notes Registration Rights Agreement
On January 26, 2011, in connection with the Senior Notes Offering, the Senior Notes Issuers, Vanguard and the other guarantors named therein also entered into a registration rights agreement (the “Senior Notes Registration Rights Agreement”) among the Senior Notes Issuers, Vanguard, the other guarantors and the initial purchasers named therein, relating to, among other things, the exchange offer for the Senior Notes and the related guarantees. Pursuant to the Senior Notes Registration Rights Agreement, the Senior Notes Issuers, Vanguard and the other guarantors have agreed to use their reasonable best efforts to register with the Securities and Exchange Commission notes and guarantees having substantially identical terms as the Senior Notes (except for provisions relating to the transfer restrictions and payment of additional interest) as part of an offer to exchange such registered notes for the Senior Notes (the “Senior Notes Exchange Offer”). The Senior Notes Issuers, Vanguard and the other guarantors are expected to cause the Senior Notes Exchange Offer to be completed or, if required under special circumstances, to have a shelf registration statement declared effective, within 360 days after the original issue date of the Senior Notes. If this obligation is not satisfied (a “Registration Default”), the annual interest rate on the Senior Notes will increase by 25 basis points for the first 90-day period during which a Registration Default continues, and by an additional 25 basis points per annum with respect to each subsequent 90-day period, up to a maximum additional rate of 100 basis points per annum thereafter for the remaining period during which the Registration Default continues. If the Registration Default is corrected, the applicable interest rate on such Senior Notes will revert to the original level. A copy of the Senior Notes Registration Rights Agreement is attached hereto as Exhibit 4.3 and is incorporated herein by reference. The above description of the Senior Notes Registration Rights Agreement is qualified in its entirety by reference to the Senior Notes Registration Rights Agreement, a copy of which is filed as Exhibit 4.3 to this Current Report on Form 8-K.
Senior Discount Notes Registration Rights Agreement
On January 26, 2011, in connection with the Senior Discount Notes Offering, Vanguard also entered into a registration rights agreement (the “Senior Discount Notes Registration Rights Agreement”) between Vanguard and the initial purchasers named therein, relating to, among other things, the exchange offer for the Senior Discount Notes. Pursuant to the Senior Discount Notes Registration Rights Agreement, Vanguard has agreed to use its reasonable best efforts to register with the Securities and Exchange Commission notes having substantially identical terms as the Senior Discount Notes (except for provisions relating to the transfer restrictions and payment of additional interest) as part of an offer to exchange such registered notes for the Senior Discount Notes (the “Senior Discount Notes Exchange Offer”). Vanguard is expected to cause the Senior Discount Notes Exchange Offer to be completed or, if required under special circumstances, to have a shelf registration statement declared effective, within 360 days after the original issue date of the Senior Discount Notes. If a Registration Default occurs, the annual interest rate on the then accreted value of the Senior Discount Notes will increase by 25 basis points for the first 90-day period during which a Registration Default continues, and by an additional 25 basis points per annum on the then accreted value with respect to each subsequent 90-day period, up to a maximum additional rate of 100 basis points per annum thereafter for the remaining period during which the Registration Default continues. Any additional interest due on the Senior Discount Notes shall be added to the accreted value of the Senior Discount Notes. If the Registration Default is corrected, the applicable interest rate on such Senior Discount Notes will revert to the original level. A copy of the Senior Discount Notes Registration Rights Agreement is attached hereto as Exhibit 4.4 and is incorporated herein by reference. The above description of the Senior Discount Notes Registration Rights Agreement is qualified in its entirety by reference to the Senior Discount Notes Registration

Rights Agreement, a copy of which is filed as Exhibit 4.4 to this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 2.03.

Item 3.03	Material Modification to Rights of Security Holders.

Each of the Senior Notes Indenture and the Senior Discount Notes Indenture contains a covenant that, among other things, restricts the Senior Notes Issuers’ and Vanguard’s ability, as applicable, to pay dividends or distributions or redeem or repurchase capital stock.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.	The exhibits filed as part of this report are listed in the Exhibit Index which is located at the end of this Current Report on Form 8-K.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE: January 28, 2011	VANGUARD HEALTH SYSTEMS, INC. (Registrant)
	BY:	/s/ Ronald P. Soltman
Ronald P. Soltman
Executive Vice President, General Counsel & Secretary

VANGUARD HEALTH SYSTEMS, INC.
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 4.1	Indenture, dated as of January 26, 2011, relating to the 7.750% Senior Notes due 2019, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Systems, Inc., the other guarantors named therein and U.S. Bank National Association, as Trustee, including the form of 7.750% Senior Notes due 2019.

Exhibit 4.2	Indenture, dated as of January 26, 2011, relating to the 10.375% Senior Discount Notes due 2016, between Vanguard Health Systems, Inc. and U.S. Bank National Association, as Trustee, including the form of 10.375% Senior Discount Notes due 2016.

Exhibit 4.3	Registration Rights Agreement, dated as of January 26, 2011, relating to the 7.750% Senior Notes due 2019, among Vanguard Health Holding Company II, LLC, Vanguard Holding Company II, Inc., Vanguard Health Systems, Inc. and the other guarantors named therein and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. on behalf of themselves and as representatives of the several initial purchasers listed on Schedule I thereto.

Exhibit 4.4	Registration Rights Agreement, dated as of January 26, 2011 relating to the 10.375% Senior Discount Notes due 2016, between Vanguard Health Systems, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated and Barclays Capital Inc. on behalf of themselves and as representatives of the several initial purchasers listed on Schedule I thereto.